SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2004


                          Concord Communications, Inc.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)




       Massachusetts                 0-23067                   04-2710876
   ---------------------            ---------                --------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


     400 Nickerson Road, Marlboro, Massachusetts                01752
  -------------------------------------------------           ---------
       (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                 Exhibit Number                 Description
                 --------------                 -----------
                      99.1                      Form of press release dated July
                                                15, 2004.


Item 12. Results of Operations and Financial Condition.

     On July 15, 2004, Concord issued a press release announcing its results of operations for the quarterly period ending June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The following information, including the Exhibit Number 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONCORD COMMUNICATIONS, INC.



Date: July 15, 2004           By: /s/ Melissa H. Cruz
                                  ----------------------------------------------
                                  Melissa H. Cruz
                                  Executive Vice President of Business Services, Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


         Exhibit Number              Description
         --------------              -----------

               99.1                  Form of press release dated July 15, 2004.